UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(800) 742 3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 28, 2025, Stardust Power Inc. (the “Company”) entered into a non-binding letter agreement with Sumitomo Corporation of Americas (“Sumitomo”), a New York corporation, contemplating a long-term commercial offtake agreement, pursuant to which Sumitomo would agree to acquire 20,000 metric tons of lithium carbonate per year from the Company’s first line of production, with the potential to increase to 25,000 metric tons based on mutual agreement. The initial contract term would span 10 years starting from the date of the first qualification of the Company’s lithium carbonate for sale to any of Sumitomo’s customers, with an option for Sumitomo to renew for an additional five years under mutually agreed terms, provided written notice is given to the Company at least twelve months prior to the end of the initial term.

The parties have agreed to pricing based on spot market prices published by either Fastmarkets or another mutually agreed upon reputable market price reporting agency and agreed to collaborate reasonably and as necessary to adjust pricing in the future to accommodate specific customers. The parties agreed to undertake joint marketing efforts to promote the lithium carbonate, with Sumitomo agreeing to minimum marketing activities to be determined in the definitive agreement.

Under the agreement, prior to producing a battery grade product that is qualified by end-use customers, Sumitomo would agree to purchase technical grade lithium products at the annual volumes or in volumes up to what Stardust Power produces based on spot market prices published by either Fastmarkets or another mutually agreed upon reputable market price reporting agency.

The transaction is subject to the negotiation and execution of a definitive agreement by the parties. A detailed negotiation timeline will be established to include milestones and deadlines for key deliverables.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2025

STARDUST POWER INC.

By:	/s/ Roshan Pujari
Name:	Roshan Pujari
Title:	Chief Executive Officer